Exhibit 10.32

FIRST AMENDMENT TO LEASE

THIS FIRST AMENDMENT TO LEASE (this “Amendment”) is entered into as of this 23rd day of February, 2012, by and between BMR-134 COOLIDGE AVENUE LLC, a Delaware limited liability company (“Landlord”), and BLEND THERAPEUTICS, INC., a Delaware corporation (“Tenant”).

RECITALS

A.        WHEREAS, Landlord and Tenant entered into that certain Lease dated as of December 12, 2011 (as the same may have been amended, supplemented or modified from time to time, the “Lease”), whereby Tenant leases certain premises (the “Premises”) from Landlord in the building at 134 Coolidge Avenue in Watertown, Massachusetts (the “Building”);

B.         WHEREAS, Landlord and Tenant desire to modify the Term of the Lease;

C.         WHEREAS, Landlord and Tenant desire to modify the layout of the Premises; and

D.        WHEREAS, Landlord and Tenant desire to modify and amend the Lease only in the respects and on the conditions hereinafter stated.

AGREEMENT

NOW, THEREFORE, Landlord and Tenant, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, agree as follows:

1.        Definitions. For purposes of this Amendment, capitalized terms shall have the meanings ascribed to them in the Lease unless otherwise defined herein.

2.        Term. The parties hereby acknowledge and agree that the Term of the Lease is fifty-one (51) months and Section 3 of the Lease is hereby deleted and replaced with the following:

“3. Term. The actual term of this Lease (as the same may be extended pursuant to Article 41 hereof, and as the same may be earlier terminated in accordance with this Lease, the “Term”) shall commence on the actual Term Commencement Date (as defined in Article 4) and end on the date that is fifty-one (51) months after the actual Term Commencement Date (such date, the “Term Expiration Date”), subject to earlier termination of this Lease as provided herein.”

3.        Premises Layout. The parties hereby acknowledge and agree that the layout of the Premises has changed, and accordingly, Exhibit A to the Lease is hereby deleted and replaced with Exhibit A attached hereto. The area of the Premises is shown on Exhibit A attached hereto

BMR form dated 10/12/11

Approved by:

BMR-Legal

by a diagonal line and labeled “TENANT la”. For the sake of clarity, the square footage of Rentable Area set forth in the Lease is not affected by such change in the layout of the Premises.

4.        Broker. Tenant represents and warrants that it has not dealt with any broker or agent in the negotiation for or the obtaining of this Amendment, other than Richards, Barry, Joyce & Partners LLC (“Broker”), and agrees to indemnify, defend and hold Landlord harmless from any and all cost or liability for compensation claimed by any such broker or agent, other than Broker, employed or engaged by it or claiming to have been employed or engaged by it. Broker is not entitled to a leasing commission in connection with the making of this Amendment.

5.        No Default. Tenant represents, wan-ants and covenants that, to the best of Tenant’s knowledge, Landlord and Tenant are not in default of any of their respective obligations under the Lease and no event has occurred that, with the passage of time or the giving of notice (or both) would constitute a default by either Landlord or Tenant thereunder.

6.        Effect of Amendment. Except as modified by this Amendment, the Lease and all the covenants, agreements, terms, provisions and conditions thereof shall remain in full force and effect and are hereby ratified and affirmed. The covenants, agreements, terms, provisions and conditions contained in this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and, except as otherwise provided in the Lease, their respective assigns. In the event of any conflict between the terms contained in this Amendment and the Lease, the terms herein contained shall supersede and control the obligations and liabilities of the parties. From and after the date hereof, the term “Lease” as used in the Lease shall mean the Lease, as modified by this Amendment.

7.        Miscellaneous. This Amendment becomes effective only upon execution and delivery hereof by Landlord and Tenant. The captions of the paragraphs and subparagraphs in this Amendment are inserted and included solely for convenience and shall not be considered or given any effect in construing the provisions hereof. All exhibits hereto are incorporated herein by reference. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for a lease, and shall not be effective as a lease, lease amendment or otherwise until execution by and delivery to both Landlord and Tenant.

8.        Counterparts. This Amendment may be executed in one or more counterparts, each of which, when taken together, shall constitute one and the same document.

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IN WITNESS WHEREOF, Landlord and Tenant have hereunto set their hands as of the date and year first above written, and acknowledge that they possess the requisite authority to enter into this transaction and to execute this Amendment.

LANDLORD:

BMR-134 COOLIDGE AVENUE LLC, a Delaware limited liability company

By:	/s/Kevin M. Simonsen
Name:	Kevin M. Simonsen
Title:	VP, Real Estate Counsel

TENANT:

BLEN THERAPEUTICS, INC., a Delaware corporation

By:	/s/Patrick Bradley
Name:	Patrick Bradley
Title:	President

EXHIBIT A

PREMISES

See attached one (1) page.

TENANT -2a
Storage
TENANT 1a
Waste Sto.
Mechanical
Storage
TENANT -2a
Mechanical
TENANT 1a
TENANT 1a
Cylinder Sto.
TENANT -2a
Waste Sto.
Storage
TENANT-2a
STORAGE
TENANT -2a
Waste
EXHIBIT A

Tenant Plan - 134 Coolidge Ave - Watertown, MA - I st Floor

BioMed Realty Trust, Inc. | NYSE: BMR
One Main St, Cambridge, MA

02.08.2012
N.T.S.
DEM
BIOIOA.00

TF-01

FLR-1